UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	August 14, 2007

TierOne Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-50015	04-3638672
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1235 “N” Street, Lincoln, Nebraska 68508
(Address of principal executive offices, including zip code)
(402) 475-0521
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

        On August 14, 2007, TierOne Corporation issued a press release announcing that it had declared a quarterly cash dividend of $0.08 per share on its common stock, payable September 28, 2007 to shareholders of record at the close of business on September 14, 2007. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Form 8-K by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is being furnished herewith:

99.1	Press Release of TierOne Corporation, dated August 14, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIERONE CORPORATION
Date: August 14, 2007	By: /s/ Gilbert G. Lundstrom
Gilbert G. Lundstrom
Chairman of the Board and Chief Executive Officer

TIERONE CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Press Release of TierOne Corporation, dated August 14, 2007.